Exhibit 10.7

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT made as of the 17th day of June, 2005.

BETWEEN:

MB GAS INC., a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Vendor")

- and -

BARNABUS ENERGY INC., a body corporate, having an office in the City of Vancouver, in the Province of British Columbia (hereinafter referred to as "Purchaser")

WHEREAS Vendor wishes to sell and Purchaser wishes to purchase the interest of Vendor in and to the Assets, subject to and in accordance with the terms and conditions hereof;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Parties have agreed as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Agreement, unless the context otherwise requires:

(a)	"AFE's" means the authorities for expenditure, operations notices from parties other than the Vendor, if any, set out in Schedule "B" under the heading "AFE's";

(b)	"Assets" means ninety percent (90%) of Vendor's interest in the Petroleum and Natural Gas Rights, the Tangibles and the Miscellaneous Interests;

(c)	"Business Day" means a day other than a Saturday, a Sunday or a statutory holiday in Calgary, Alberta;

(d)

"Certificate" means a written certification of a matter or matters of fact which, if required from a corporation, shall be made by an officer of the corporation, on behalf of the corporation and not in any personal capacity substantially in the form attached hereto as Schedule “D”

(e)

"Closing" means the date and time for the exchange of documentation comprising and that are subject to and which shall effect a preliminary but conditional closing of this purchase and sale herein provided for; other than for the delivery of the specific conveyances and associated instruments as addressed in Section 2.3 hereof and for the addressing of adjustments as addressed in Section 7.1 hereof;

(f)	"Closing Place" means the offices of Vendor, or such other place as may be agreed upon in writing by Vendor and Purchaser;

(g)

"Closing Time" means the hour of 2:00 p.m. on the second Business Day after Purchaser advises that it has sufficient funds to pay the balance of the Purchase Price, which shall not be later than December 31, 2005 or as otherwise agreed to in writing by the parties hereto; upon which date this Agreement of Purchase and Sale shall become unconditionally closed;

(h)	“Deposit” means the sum of money set out in Section 2.7;

(i)	"Effective Date" means the hour of 8:00 a.m., Calgary time, on May 1, 2005;

(j)	"Facilities" means the facility or facilities, if any, set out in Schedule "B" under the heading "Facilities";

(k)	“Innova” means Innova Exploration Ltd.;

(l)	“Innova Agreement” means the Agreement of Purchase and Sale dated as of July 14, 2005 between Innova as vendor and Vendor as purchaser;

(m)	“JVA” means the Project Management and Project Development Agreement #150, dated March 3, 2005, as amended, between Vendor, Sapphire Energy Inc. and Barnabus Enterprises, Limited;

(n)	"Lands" means Vendor's rights to and in respect of the Lands set out in Schedule "A" under the heading "Lands";

(o)

"Leased Substances" means all Petroleum Substances, rights to or in respect of which are granted, reserved or otherwise conferred by or under the Title Documents (but only to the extent that the Title Documents pertain to the Lands);

(p)

"Miscellaneous Interests" means, subject to any and all limitations and exclusions provided for in this definition, all property, assets, interests and rights pertaining to the Petroleum and Natural Gas Rights and the Tangibles, or either of them, but only to the extent that such property, assets, interests and rights pertain to the Petroleum and Natural Gas Rights and the Tangibles, or either of them, including without limitation any and all of the following:

(i)

contracts and agreements relating to the Petroleum and Natural Gas Rights and the Tangibles, or either of them, including without limitation, the Title Documents, gas purchase contracts, processing agreements, transportation agreements and agreements for the construction, ownership and operation of facilities; but unless included as Production Contracts, excluding production sales contracts pertaining to the Leased Substances or any of them that cannot be terminated on notice of 31 days or less (without an early termination penalty or other cost), gas balancing or similar agreements pertaining to the Leased Substances or any of them, agreements for the transportation, processing or disposal of the Leased Substances or any of them or substances produced in connection with the Leased Substances or any of them, agreements for the contract operation by a Third Party of the Assets or any of them and agreements to provide transportation, processing or disposal capacity or service to any Third Party;

(ii)

rights to, and rights to enter upon, use or occupy, the surface of any lands which are or may be used to gain access to or otherwise use the Petroleum and Natural Gas Rights and the Tangibles, or either of them, excluding any such rights that pertain only to a well or wells other than the Wells;

(iii)

the Seismic and all records, books, documents, licences, reports and data other than the Seismic which relate to the Petroleum and Natural Gas Rights and the Tangibles, or either of them, including any of the foregoing that pertain to seismic, geological or geophysical matters; and

(iv)	the Wells (and no other wells), including the wellbores and any and all casing;

(q)	"Party" means a party to this Agreement;

(r)	"Permitted Encumbrances" means:

(i)	liens for taxes, assessments and governmental charges which are not due or the validity of which is being diligently contested in good faith by or on behalf of Vendor;

(ii)

liens incurred or created in the ordinary course of business as security in favour of the person who is conducting the development or operation of the property to which such liens relate for Vendor's proportionate share of the costs and expenses of such development or operation;

(iii)	mechanics', builders' and materialmen's liens in respect of services rendered or goods supplied for which payment is not due;

(iv)

easements, rights of way, servitudes and other similar rights in land (including without limitation rights of way and servitudes for highways and other roads, railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph and cable television conduits, poles, wires and cables) which do not materially impair the use of the Assets affected thereby;

(v)

the right reserved to or vested in any municipality or government or other public authority by the terms of any lease, licence, franchise, grant or permit or by any statutory provision, to terminate any such lease, licence, franchise, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof;

(vi)

rights of general application reserved to or vested in any governmental authority to levy taxes on the Leased Substances or any of them or the income therefrom, and governmental requirements and limitations of general application as to production rates on the operations of any property;

(vii)	statutory exceptions to title, and the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the mines and minerals within, upon or under the Lands;

(viii)

any security held by any Third Party encumbering Vendor's interest in and to the Assets or any part or portion thereof, in respect of which Vendor delivers a discharge to Purchaser at or prior to Closing;

(ix)

the Production Contracts and agreement or agreements (if any) for the sale of Leased Substances that are terminable on not greater than 31 days' notice (without an early termination penalty or other cost);

(x)	all royalty burdens, liens, adverse claims, penalties, reductions in interests and other encumbrances set out in Schedule "A"; and

(xi)	any defects or deficiencies in the title to the Assets disclosed in Schedule "B" of this Agreement;

(s)

"Petroleum and Natural Gas Rights" means all rights to and in respect of the Leased Substances and the Title Documents (but only to the extent that the Title Documents pertain to the Lands), including without limitation the interests set out in Schedule "A" under the heading "Petroleum and Natural Gas Rights";

(t)

"Petroleum Substances" means any of crude oil, crude bitumen and products derived therefrom, synthetic crude oil, petroleum, natural gas, natural gas liquids, and any and all other substances related to any of the foregoing, whether liquid, solid or gaseous, and whether hydrocarbons or not, including without limitation sulphur;

(u)

"Prime Rate" means an annual rate of interest equal to the annual rate of interest announced from time to time by the main Calgary branch of TD Canada Trust as the reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada;

(v)	"Production Contracts" means the agreement or agreements, if any, set out in Schedule "B" under the heading "Production Contracts";

(w)	"Purchase Price" means the sum of money first set out in section 2.6;

(x)	"Seismic" means the rights to access seismic as acquired by Vendor pursuant the Innova Agreement, to the extent that Vendor is entitled to assign such rights;

(y)

"Specific Conveyances" means all conveyances, assignments, transfers, novations and other documents or instruments that are reasonably required or desirable to convey, assign and transfer the interest of Vendor in and to the

Assets to Purchaser and to novate Purchaser in the place and stead of Vendor with respect to the Assets;

(z)

"Take or Pay Obligations" means obligations to sell or deliver Petroleum Substances or any of them, rights to which are granted, reserved or otherwise conferred pursuant to the Title Documents, without being entitled in due course to receive and retain full payment for such Petroleum Substances;

(aa)

"Tangibles" means the Facilities and any and all tangible depreciable property and assets other than the Facilities which are located within, upon or in the vicinity of the Lands and which are used or are intended to be used to produce, process, gather, treat, measure, make marketable or inject the Leased Substances or any of them or in connection with water injection or removal operations that pertain to the Petroleum and Natural Gas Rights, including without limitation any and all gas plants, oil batteries, buildings, production equipment, pipelines, pipeline connections, meters, generators, motors, compressors, treaters, dehydrators, scrubbers, separators, pumps, tanks, boilers and communication equipment;

(bb)

"Third Party" means any individual or entity other than Vendor and Purchaser, including without limitation any partnership, corporation, trust, unincorporated organization, union, government and any department and agency thereof and any heir, executor, administrator or other legal representative of an individual;

(cc)	"this Agreement", "herein", "hereto", "hereof" and similar expressions mean and refer to this Agreement of Purchase and Sale;

(dd)

"Title Documents" means, collectively, any and all certificates of title, leases, reservations, permits, licences, assignments, trust declarations, operating agreements, royalty agreements, gross overriding royalty agreements, participation agreements, farm-in agreements, sale and purchase agreements, pooling agreements and any other documents and agreements granting, reserving or otherwise conferring rights to (i) explore for, drill for, produce, take, use or market Petroleum Substances, (ii) share in the production of Petroleum Substances, (iii) share in the proceeds from, or measured or calculated by reference to the value or quantity of, Petroleum Substances which are produced, and (iv) rights to acquire any of the rights described in items (i) to (iii) of this definition; but only if the foregoing pertain in whole or in part to Petroleum Substances within, upon or under the Lands; including without limitation those, if any, set out in Schedule "A" under the heading "Title Document(s)"; and

(ee)

"Wells" means all wells which are or may be used in connection with the Petroleum and Natural Gas Rights, including without limitation producing, shut-in, abandoned, water source, water disposal and water injection wells.

1.2	Headings

The expressions "Article", "section", "subsection", "clause", "subclause", "paragraph" and "Schedule" followed by a number or letter or combination thereof mean and refer to the specified article, section, subsection, clause, subclause, paragraph and schedule of or to this Agreement.

1.3	Interpretation Not Affected by Headings

The division of this Agreement into Articles, sections, subsections, Sections, subSections and paragraphs and the provision of headings for all or any thereof are for convenience and reference only and shall not affect the construction or interpretation of this Agreement.

1.4	Included Words

When the context reasonably permits, words suggesting the singular shall be construed as suggesting the plural and vice versa, and words suggesting gender or gender neutrality shall be construed as suggesting the masculine, feminine and neutral genders.

1.5	Schedules

There are appended to this Agreement the following schedules pertaining to the following matters:

Schedule "A"	-	Lands
	-	Petroleum and Natural Gas Rights

Schedule "B"	-	AFE's
	-	Facilities
	-	Production Contracts
	-	Rights of First Refusal
	-	Take or Pay Obligations
Wells

Schedule “C”	-	General Conveyance

Schedule “D”	-	Officers Certificates (2)

Such schedules are incorporated herein by reference as though contained in the body hereof. Wherever any term or condition of such schedules conflicts or is at variance with any term or condition in the body of this Agreement, such term or condition in the body of this Agreement shall prevail.

1.6	Damages

All losses, costs, claims, damages, expenses and liabilities in respect of which a Party has a claim pursuant to this Agreement include without limitation reasonable legal fees and disbursements on a solicitor and client basis.

ARTICLE 2

PURCHASE AND SALE AND CLOSING

2.1	Purchase and Sale

Vendor hereby agrees to sell, assign, transfer, convey and set over to Purchaser, and Purchaser hereby agrees to purchase from Vendor, all of the right, title, estate and interest of

Vendor (whether absolute or contingent, legal or beneficial) in and to the Assets subject to and in accordance with the terms of this Agreement. Until such time as the Purchaser chooses to complete the closing of this Agreement at the Closing Time, the rights of the Purchaser hereunder shall be those of an Optionee to purchase the Assets.

2.2	Closing

Closing shall take place at the Closing Time if there has been satisfaction or waiver of the conditions of Closing herein contained. Subject to all other provisions of this Agreement coming into effect and upon the completion of closing of this Agreement at the Closing Time, possession, risk and beneficial ownership of Vendor's interest in and to the Assets shall pass from Vendor to Purchaser at the Effective Date.

2.3	Specific Conveyances

Vendor shall prepare the Specific Conveyances at its cost and as required, none of which shall confer or impose upon a Party any greater right or obligation than contemplated in this Agreement. All Specific Conveyances that are prepared and circulated to Purchaser a reasonable time prior to the Closing Time shall be executed by the Parties at Closing for delivery upon the Closing Time, to be effective upon such delivery on and after the Effective Date. Forthwith after the Closing Time, Vendor shall, at Purchaser’s cost circulate and register, as the case may be, all Specific Conveyances that by their nature may be circulated or registered.

Until the Closing Time occurs, legal and beneficial title to the Assets shall remain that of the Vendor, with the Purchaser’s holding a right in contract to complete this Purchase and Sale Agreement at the Closing Time; accordingly, until the Closing Time occurs, the Vendor shall not hold or be deemed to hold in trust any interest in the Assets or any agreements governing the Assets for the Purchaser.

2.4	Title Documents and Miscellaneous Interests

Vendor shall deliver to Purchaser at Closing copies of the original copies of the Title Documents and any other agreements and documents to which the Assets are subject and the original copies of contracts, agreements, records, books, documents, licences, reports and data comprising Miscellaneous Interests which are now in the possession of Vendor or of which it gains possession prior to Closing. Notwithstanding the foregoing, if and to the extent such Title Documents, contracts, agreements, records, books, documents, licences, reports and data also pertain to interests other than the Assets, photocopies or other copies may be provided to Purchaser in lieu of original copies. Purchaser shall, upon request and after reasonable notice, provide reasonable access, at the offices of Purchaser and during its normal business hours, to such of the Title Documents and other contracts, agreements, records, books, documents, licenses, reports and data comprising Miscellaneous Interests delivered by Vendor pursuant hereto, as Vendor may require for purposes concerning the interests which Vendor held in the Assets prior to the Closing Time and the calculation of adjustments prior to the finalization of same, subject always to the requirement that all such information shall remain confidential.

2.5	Form of Payment

All payments to be made pursuant to this Agreement shall be in Canadian funds. All payments to be made at Closing shall be made by bank draft or as otherwise agreed to by the Parties.

2.6	Purchase Price

The aggregate consideration to be paid by Purchaser to Vendor for Vendor's interest in and to the Assets shall be $275,000.00. At Closing, Purchaser shall pay to Vendor (i) the Purchase Price less the Deposit and (ii) the Goods and Services Tax payable in respect of the Assets, which Vendor shall remit according to law. Under current legislation, Vendor and Purchaser calculate such Goods and Services Tax to be $3,850.00. The Goods and Services Tax registration number of Vendor is 88969 4204 RT0001.

2.7	Deposit

2.8	Vendor acknowledges the receipt of One Hundred and Seventy-five Thousand Dollars ($175,000.000) from Purchaser, representing the Deposit.

2.9	Allocation of Purchase Price

The Parties shall allocate the Purchase Price as follows:

Petroleum and Natural Gas Rights Tangibles Miscellaneous Interests Total	$220,000.00 54,990.00 10.00 $275,000.00

2.10	Interest

At Closing, Purchaser shall pay to Vendor an amount equal to the interest that would have accrued on the Purchase Price less the Deposit at the Prime Rate plus two percent (2%) per annum, calculated daily and not compounded, from and including the Effective Date to and including the day prior to the Closing Time, which amount shall constitute an increase to the Purchase Price and shall be allocated to the Petroleum and Natural Gas Rights.

2.11	Governmental Security Deposits

In the event, prior to or after the Closing Time, a governmental authority or regulatory agency requires as a pre-requisite to or a condition of the transfer of any licence, permit or approval pertaining to the Assets, a security deposit or any kind of monetary payment, such amount shall be paid by the Purchaser to Vendor as and when due.

ARTICLE 3

CONDITIONS OF CLOSING

3.1	Purchaser's Conditions

The obligation of Purchaser to purchase Vendor's interest in and to the Assets is subject to the following conditions precedent, which are inserted herein and made part hereof for the exclusive benefit of Purchaser and may be waived by Purchaser:

(a)	For Final Discharge at and with the Completion of Closing:
(i)

all obligations of Vendor contained in this Agreement to be performed prior to or at Closing shall have been timely performed in all material respects, and a Certificate to that effect shall have been delivered by Vendor to Purchaser at Closing; and

(ii)

Vendor shall have delivered to Purchaser at or prior to Closing discharges of any security held or no interest letters by any Third Party encumbering Vendor’s interest in and to the Assets or any part or portion thereof, which discharges or no interest letters are requested by Purchaser a reasonable time prior to Closing; AND

(b)	For Final Discharge at or before the Closing Time:

(i)

there shall not have occurred any material adverse changes to the Assets of which the Vendor is aware and that there has occurred, the Vendor has given notice thereof to the Purchaser, and a Certificate to that effect shall have been delivered by Vendor to Purchaser at the Closing Time.

If any one or more of the foregoing conditions precedent of Section 3.1(a)(i) or (ii) has or have not been satisfied, complied with, or waived by Purchaser, at or before the Closing, Purchaser may in addition to any other remedies which it may have available to it, rescind this Agreement by written notice to Vendor to be received by Vendor before the completion of Closing.

If the Vendor fails to discharge the condition precedent of Section 3.1(b)(i), the Purchaser may in addition to any other remedies which it may have available to it, by no later than immediately following the occurrence of such failure or at the Closing Time, rescind this Agreement by written notice to Vendor, to be received by Vendor before the completion of the Closing Time.

If Purchaser has the right to and validly and timely rescinds this Agreement, Vendor shall forthwith return the Deposit to Purchaser, and Purchaser and Vendor shall be released and discharged from all obligations hereunder except as provided otherwise in this Agreement.

3.2	Vendor's Conditions

The obligation of Vendor to sell its interest in and to the Assets is subject to the following conditions precedent, which are inserted herein and made part hereof for the exclusive benefit of Vendor and may be waived by Vendor:

(a)	Vendor shall have completed the transactions contemplated by the Innova Agreement;

(b)

the representations and warranties of Purchaser herein contained shall be true in all material respects when made and as of the Closing Time, and a Certificate to that effect shall have been delivered by Purchaser to Vendor at Closing;

(c)

all obligations of Purchaser contained in this Agreement to be performed prior to or at Closing shall have been timely performed in all material respects, and a Certificate to that effect shall have been delivered by Purchaser to Vendor at Closing; and

(d)	all amounts to be paid by Purchaser to Vendor pursuant to this Agreement shall have been paid to Vendor in the form stipulated in this Agreement on or before December 31, 2005.

If any one or more of the foregoing conditions precedent has or have not been satisfied, complied with, or waived by Vendor, at or before the Closing (other than by reason of Innova’s not closing the Innova Agreement and other than by reason of the satisfaction in full of condition of Clause 3.2(d)) Vendor may in addition to any other remedies which it may have available to it, rescind this Agreement by written notice to Purchaser, to be received by Purchaser before the completion of the closing.

If the Purchaser chooses not to close this Agreement on the Closing Time by reason of the purchaser’s failure to satisfy timely and in full Vendor’s condition of Clause 3.2(d) above, as at the Closing Time this Agreement shall close as if all such foregoing conditions were to have been satisfied and discharged in full; but which closing shall be subject to the following rights and conditions:

(a)	If the Purchaser should not attend directly or through an agent or counsel as at the Closing Time, the Vendor may proceed with the closing at the Closing Time in the absence of the Purchaser;

(b)	The definition of Assets shall be amended as at the Closing Time to delete the current definition in Clause 1(b) of this Agreement and by inserting the following replacement definition:

(i)	“Assets” means thirty percent (30%) of Vendor’s Interest in the Petroleum and Natural Gas Rights, the Tangibles and the Miscellaneous Interests;

(c)

The description in Schedule “A” to this Agreement of the Assets shall have the net interests to be bought by the Purchaser in each component of the Assets changed to be 33.33% of the percentage of interest stated in Schedule “A” (which percentages are premised upon the Purchaser’s buying 90% of the Vendor’s interests in each of such components of the Assets);

(d)	The definition of Purchase Price contained in Clause 2.6 of this Agreement shall be amended as at the Closing Time to deleting that Clause 2.6 and by inserting the following replacement Clause 2.6:

2.6

The aggregate consideration to be paid by Purchaser to Vendor for Vendor’s interest in and to the Assets shall be $175,000.00. At closing, Purchaser shall pay to Vendor (i) the Purchase Price less the Deposit and (ii) the Goods and Services Tax payable in respect of the Assets, which

Vendor shall remit according to law. Under current legislation, Vendor and Purchaser calculate such Goods and Services Tax to be $2,415.00 The Goods and Services Tax registration number of Vendor is 88969 4204 RT0001.

(e)	Clause 2.8 shall be deleted and replaced with the following:

The Parties shall allocate the Purchase Price as follows:

Petroleum and Natural Gas Rights	$138,068.00
Tangibles	34,507.00
Miscellaneous Interests	10.00
172,585.00
GST	2,415.00
Total	$175,000.00

(f)	Clause 2.9 shall not apply.

(g)

If the Vendor has issued any “Work-up AFE’s” under the JVA and if the Purchaser has advanced any funds based on such AFE’s or other AFE’s in respect of the Assets (that is by advancing 100% of the funds required of such AFE’s for the benefit of the Interest in the Asset that was to become the property of the Purchaser under the Agreement plus the 10% carried interest cost or expense of the interest to be retained by the Vendor, such payments shall be deemed not subject to any adjustment, such payments shall be deemed correctly made and no right to a refund from the Vendor shall accrue to the Purchaser;

(h)

The application of the JVA as of the Closing Time to the Parties hereto and to the Assets that the Purchaser will buy under this Agreement (30% of the Vendor’s interest in the applicable oil and gas property interests and associated tangibles) and to the assets of the Vendor that the Vendor will retain on such date (70% interest in the same oil and gas property interests and associated tangibles) shall be amended such that the Purchaser shall no longer be required under the JVA to advance and pay for and be liable for 100% of the costs and expenses attributable to those oil and gas property interests and associated tangibles for a beneficial interest therein for the Purchaser of 90% (that is: Vendor:Purchaser = 10%:90%); to 40% of the costs and expenses attributable to those oil and gas property interests and associated tangibles for a beneficial interest therein for the Purchaser of 30% (that is: Vendor:Purchaser = 70%:30% and this Clause of this Agreement shall revise the JVA accordingly as if a separate agreement of amendment were to be prepared, signed and delivered between the Parties;

(i)

Where the context in this Agreement requires, the interpretation and application of this Agreement shall be amended to apply to a 30% interest in applicable oil and gas property interests and associated tangibles that comprise the Assets.

(j)

The Vendor’s rights to enforce full performance of the terms and conditions of this Agreement in respect of the Assets as initially defined, shall be deemed settled and discharged completely, and the Purchaser shall owe and there shall not accrue to the Vendor any amount in respect of damages, for interest expenses, inconvenience, default per se, and the Purchaser shall be deemed to have closed this Agreement at the Closing Time in respect of the revisions to this Agreement as set out in this Clause.

3.3	Efforts to Fulfil Conditions Precedent

Purchaser and Vendor shall proceed diligently and in good faith and use reasonable commercial efforts to satisfy and comply with and assist in the satisfaction and compliance with the conditions precedent.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties of Vendor

Purchaser acknowledges that it is purchasing Vendor's interest in and to the Assets on an "as is, where is" basis, acknowledging that Vendor will only acquire the Assets immediately prior to Closing and therefore Vendor has no personal knowledge of the operations or condition of the Assets, without representation and warranty and without reliance on any information provided to or on behalf of Purchaser by Vendor or any Third Party, except that and subject in all instances to Permitted Encumbrances, Vendor makes the following representations and warranties to Purchaser, no claim in respect of which shall be made or be enforceable by Purchaser unless written notice of such claim, with reasonable particulars, is given by Purchaser to Vendor within a period of nine (9) months from the Closing Time:

(a)

Vendor is a corporation duly organized and validly existing under the laws of the jurisdiction of incorporation of Vendor, is authorized to carry on business in the Province in which the Lands are located, and, subject to the completion of the transactions under the Innova Agreement, will have good right, full power and absolute authority to sell, assign, transfer, convey and set over the interest of Vendor in and to the Assets according to the true intent and meaning of this Agreement;

(b)

the execution, delivery and performance of this Agreement has been duly and validly authorized by any and all requisite corporate, shareholders' and directors' actions and will not result in any violation of, be in conflict with or constitute a default under any articles, charter, bylaw or other governing document to which Vendor is bound;

(c)

the execution, delivery of this Agreement will not result in any violation of, be in conflict with or constitute a default under any term or provision of any agreement or document to which Vendor is party or by which Vendor is bound, nor under any judgment, decree, order, statute, regulation, rule or license applicable to Vendor;

(d)	this Agreement and any other agreements delivered in connection herewith constitute valid and binding obligations of Vendor enforceable against Vendor in accordance with their terms;

(e)	no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body exercising jurisdiction over the Assets is required for the due execution, delivery and performance by Vendor of this Agreement, other than authorizations, approvals or exemptions from requirement therefor, previously obtained and currently in force;

(f)

Vendor has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this Agreement or the transaction to be effected by it for which Purchaser shall have any obligation or liability;

(g)

Vendor is not a non-resident within the meaning of section 116 of the Income Tax Act (Canada) and the interest of Vendor in and to the Assets does not constitute all or substantially all the property of Vendor;

(h)

Vendor has not alienated or encumbered the Assets or any part or portion thereof, Vendor has not committed and is not aware of there having been committed any act or omission whereby the interest of Vendor in and to the Assets or any part or portion thereof may be cancelled or determined, and the Assets will be free and clear of all liens, royalties, conversion rights and other claims of Third Parties, created by, through or under Vendor or of which Vendor has knowledge;

(i)

except as may be set out in Schedule "B", none of the interest of Vendor in and to the Assets is subject to any preferential, pre-emptive or first purchase rights, created by, through or under Vendor or of which, to the best of Vendor's knowledge, Vendor is aware, that become operative by virtue of this Agreement or the transaction to be effected by it;

(j)

Vendor has not received notice from any Third Party claiming an interest in and to the Assets adverse to the interest of Vendor and to the best of Vendor's knowledge Vendor has no reason to believe that any such claim may be made;

(k)

Vendor has not knowingly failed to comply with, perform, observe or satisfy any term, condition, obligation or liability which has heretofore arisen under the provisions of any of the Title Documents or any other agreements and documents to which the Assets are subject;

(l)

Vendor has not received notice of default and is not, to the knowledge, information and belief of Vendor, in any default under any obligation, agreement, document, order, writ, injunction or decree of any court or of any commission or administrative agency, which might result in impairment or loss of the interest of Vendor in and to the Assets or which might otherwise adversely affect the Assets;

(m)

no suit, action or other proceeding before any court or governmental agency has been commenced against Vendor or, to the knowledge, information and belief of Vendor, has been threatened against Vendor or any Third Party, which might result in impairment or loss of the interest of Vendor in and to the Assets or which might otherwise adversely affect the Assets or any rights to, and rights to enter upon, use or occupy the surface of any lands which are or may be used to gain access to or otherwise use the Petroleum and Natural Gas Rights and the Tangibles, or either of them;

(n)

to the best of Vendor’s knowledge, all amounts due and payable to Third Parties prior to the date hereof and pertaining to the Assets have been fully paid, including without limitation (i) any and all ad valorem and property taxes, (ii) any and all production, severance and similar taxes, charges and assessments based upon or measured by the ownership or production of the Leased Substances or any of them or the receipt of proceeds therefor, and (iii) all amounts due and payable in connection with Permitted Encumbrances;

(o)

in respect of the Assets, except in connection with the AFE's, there are no financial commitments of Vendor which are due as of the date hereof or which may become due by virtue of matters occurring or arising prior to the date hereof, other than usual operating expenses incurred in the normal conduct of operations;

(p)

no obligations have accrued pursuant to the Title Documents that may be satisfied by the drilling of a well, the payment of compensatory royalty or the surrender of some or all of the interests granted, reserved or otherwise conferred pursuant to the Title Documents, other than obligations that have been satisfied (by means other than by the payment of compensatory royalties) or have been permanently waived;

(q)

excepting production limits of general application in the oil and gas industry, none of the Wells operated by Vendor is subject to production or other penalties imposed by the Title Documents or by any other agreements and documents to which the Assets are subject, or by any laws, rules, regulations, orders or directions of governmental or other competent authorities;

(r)	Vendor is not aware of and has not received:

(i)

any orders or directives which relate to environmental matters and which require any work, repairs, construction or capital expenditures with respect to the Assets, where such orders or directives have not been complied with in all material respects; or

(ii)

any demand or notice issued with respect to the breach of any environmental, health or safety law applicable to the Assets, including without limitation, respecting the use, storage, treatment, transportation or disposition of environmental contaminants, which demand or notice remains outstanding on the date hereof;

(s)

except for the Production Contracts, Vendor is not a party to and Vendor's interest in and to the Assets is not otherwise bound or affected by any (i) production sales contracts pertaining to the Leased Substances or any of them that cannot be terminated on notice of 31 days or less (without an early termination penalty or other cost), (ii) gas balancing or similar agreements pertaining to the Leased Substances or any of them, (iii) agreements for the transportation, processing or disposal of the Leased Substances or any of them or substances produced in connection with the Leased Substances or any of them, (iv) agreements for the contract operation by a Third Party of the Assets operated by Vendor, and (v) agreements to provide transportation, processing or disposal capacity or service to any Third Party; and

(t)	except as may be set out in Schedule "B", there are no Take or Pay Obligations.

4.2	Representations and Warranties of Purchaser

Purchaser makes the following representations and warranties to Vendor, no claim in respect of which shall be made or be enforceable by Vendor unless written notice of such claim, with reasonable particulars, is given by Vendor to Purchaser within a period of nine (9) months from the Closing Time:

(a)

Purchaser is a corporation duly organized and validly existing under the laws of the jurisdiction of incorporation of Purchaser, is authorized to carry on business in the Province in which the Lands are located, and now has good right, full power and absolute authority to purchase the interest of Vendor in and to the Assets according to the true intent and meaning of this Agreement;

(b)

the execution, delivery and performance of this Agreement has been duly and validly authorized by any and all requisite corporate, shareholders' and directors' actions and will not result in any violation of, be in conflict with or constitute a default under any articles, charter, bylaw or other governing document to which Purchaser is bound;

(c)

the execution, delivery of this Agreement will not result in any violation of, be in conflict with or constitute a default under any term or provision of any agreement or document to which Purchaser is party or by which Purchaser is bound, nor under any judgment, decree, order, statute, regulation, rule or license applicable to Purchaser;

(d)	this Agreement and any other agreements delivered in connection herewith constitute valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms;

(e)

no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body exercising jurisdiction over the Assets is required for the due execution, delivery and performance by Purchaser of this Agreement, other than authorizations, approvals or exemptions from requirement therefor, previously obtained and currently in force;

(f)

Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this Agreement or the transaction to be effected by it for which Vendor shall have any obligation or liability; and

(g)	Purchaser is not a non-Canadian person for the purposes of the Investment Canada Act.

ARTICLE 5

INDEMNITIES FOR REPRESENTATIONS AND WARRANTIES

5.1	Vendor's Indemnities for Representations and Warranties

Vendor shall be liable to Purchaser for and shall, in addition, indemnify Purchaser from and against, all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Purchaser which would not have been suffered, sustained, paid or incurred had all of the representations and warranties contained in section 4.1 been accurate and truthful.

5.2	Purchaser's Indemnities for Representations and Warranties

Purchaser shall be liable to Vendor for and shall, in addition, indemnify Vendor from and against, all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor which would not have been suffered, sustained, paid or incurred had all of the representations and warranties contained in section 4.2 been accurate and truthful.

5.3	Time Limitation

No claim under this Article 5 shall be made or be enforceable by a Party unless written notice of such claim, with reasonable particulars, is given by such Party to the Party against whom the claim is made within a period of nine (9) months from the Closing Time.

ARTICLE 6

GENERAL INDEMNITIES

6.1	Vendor General Indemnity

Vendor shall be liable to Purchaser for and shall, in addition, indemnify Purchaser from and against, all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Purchaser which arise out of any matter or thing occurring or arising on or before the Effective Date and which relates to the Assets, provided however that Vendor shall not be liable to nor be required to indemnify Purchaser in respect of any losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Purchaser which arise out of the acts or omissions of Purchaser.

6.2	Purchaser General Indemnity

Purchaser shall be liable to Vendor for and shall, in addition, indemnify Vendor from and against, all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor which arise out of any matter or thing occurring or arising from and after the Closing Time and which relates to the Assets, provided however that Purchaser shall not be liable to nor be required to indemnify Vendor in respect of any losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor which arise out of the acts or omissions of Vendor.

6.3	Abandonment and Reclamation

Purchaser shall see to the timely performance of all abandonment and reclamation obligations pertaining to the Assets which in the absence of this Agreement would be the responsibility of Vendor. Purchaser shall be liable to Vendor for and shall, in addition, indemnify Vendor from and against, all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor should Purchaser fail to timely perform such obligations.

6.4	Environmental Matters

Purchaser shall be liable to Vendor for and shall, in addition, indemnify Vendor from and against, all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor which pertain to environmental damage or contamination or other environmental problems pertaining to or caused by the Assets or operations thereon or related thereto, however and by whomsoever caused, and whether such environmental damage or contamination or other environmental problems occur or arise in whole or in part prior to, at or subsequent to the Closing Time. Purchaser shall not be entitled to exercise and hereby waives any rights or remedies Purchaser may now or in the future have against Vendor in respect of such environmental damage or contamination or other environmental problems, whether such rights and remedies are pursuant to the common law or statute or otherwise, including without limitation, the right to name Vendor as a third party to any action commenced by any Third Party against Purchaser. Without limiting the generality of the foregoing, such environmental damage or contamination or other environmental problems shall include (i) surface, underground, air, ground water or surface water contamination, (ii) the abandonment or plugging of or failure to abandon or plug any of the Wells, (iii) the restoration or reclamation of or failure to restore or reclaim any part of the Assets, (iv) the breach of applicable government rules and regulations in effect at any time, and (v) the removal of or failure to remove foundations, structures or equipment.

6.5	Limitation

Notwithstanding any other provision in this Agreement, Purchaser shall not be liable to nor be required to indemnify Vendor in respect of any losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor in respect of which Vendor is liable to and has indemnified Purchaser pursuant to section 5.1, and Vendor shall not be liable to nor be required to indemnify Purchaser in respect of any losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Purchaser in respect of which Purchaser is liable to and has indemnified Vendor pursuant to section 5.2, in both cases disregarding the time limit set out in section 5.3.

6.6	JVA

When the Purchaser chooses to close this Agreement at the Closing Time, as of the Effective Date the Assets shall become ‘Projects’ under the JVA, governed by ‘Project Agreements’ that will comprise agreements with the Vendor and third parties made prior to the Effective Date; and where the Assets are not subject to such agreements with third parties, pursuant to new ‘Project Agreements’ (as ‘Upstream Project Agreements’ or as ‘Mildstream Project Agreements’ as provided in the JVA).

Prior to the Purchaser’s choosing to close this Agreement at the Closing Time, the following shall apply between the Parties for the Assets in respect of the application thereto of the JVA:

A)

The Vendor may prepare and deliver to the Purchaser ‘Work-Up AFE’s’, and Purchaser shall be liable to the Vendor as to the 100% account of the Purchaser as to the Purchaser’s interests to be acquired in the Assets upon unconditional purchase; and as to what the Parties except to become the residual interests of the Vendor in the same oil and gas property interests from which the Vendor shall assign the Assets;

B)

Unless the Parties agree in writing to the contrary, by reason that the Assets will not have become subject to the JVA, the Vendor may not commit the Purchaser to any costs or expenses under the JVA in any way arising with respect to the Assets,

ARTICLE 7

OPERATING ADJUSTMENTS

7.1	Operating Adjustments

Subject to all other provisions of this Agreement, at Closing Time all benefits and obligations of any kind and nature relating to the operation of the Assets conveyed pursuant to this Agreement, excluding income taxes but otherwise including without limitation maintenance, development, operating and capital costs, government incentives, royalties and other burdens, and proceeds from the sale of production, whether accruing, payable or paid and received or receivable, shall be adjusted between the Parties as of the Effective Date on a cash and an accrual basis in accordance with generally accepted accounting principles. For greater certainty, adjustments in respect of production, if any, shall be made in favour of Vendor in respect of production beyond the wellhead at the Effective Date and in favour of Purchaser in respect of all other production.

The net adjustments shall constitute an increase or decrease, as the case may be, to the Purchase Price and to the amount allocated to the Petroleum and Natural Gas Rights. Vendor shall provide to Purchaser within a reasonable time prior to the Closing Time a written statement of all such adjustments to be made at Closing, and shall cooperate with Purchaser to enable Purchaser to verify the accuracy of such statement. Adjustments not settled or incorrectly settled prior to or at Closing Time shall be settled by payment to or by Vendor and Purchaser, as the case may be, as soon as practicable after Closing Time. The intention of the Parties is that final settlement shall occur within 90 days following the Closing Time, but it is recognized that adjustments may be made after that time. No adjustments shall be made after 1 year from the Closing Time unless written notice of the requested adjustment, with reasonable particulars, is given within 1 year from the Closing Time, provided however that adjustments arising as a consequence of Crown royalty audits and joint venture audits are not subject to the 1 year limit.

ARTICLE 8

PRE-CLOSING INFORMATION

8.1	Production of Documents

At all reasonable times from the date hereof until the Closing Time, Vendor shall make available to Purchaser and Purchaser's counsel in Vendor's offices in Calgary information which Vendor becomes entitled to receive under the Innova Agreement.

ARTICLE 9

GENERAL

9.1	Further Assurances

Each Party will, from time to time and at all times after Closing, without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement. Vendor shall use its reasonable efforts to provide Purchaser with all information in Vendor's possession required to assist Purchaser to comply with any applicable securities disclosure requirements, if necessary, in respect of the Assets, at sole cost of Purchaser. Until Purchaser is novated, with respect to the interest of Vendor in and to the Assets, into the Title Documents and any other agreements and documents to which the Assets are subject, Vendor shall act as Purchaser's agent (including without limitation to serve operation notices and authorizations for expenditure) as Purchaser reasonably and lawfully directs. Purchaser shall be liable to Vendor and shall, in addition, indemnify Vendor from and against, all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor arising in connection with all acts or omissions of Vendor in its capacity as agent of Purchaser to the extent such acts and omissions were expressly or impliedly authorized by Purchaser.

9.2	No Merger

The covenants, representations, warranties and indemnities contained in this Agreement shall be deemed to be restated in any and all assignments, conveyances, transfers and other documents conveying the interests of Vendor in and to the Assets to Purchaser, subject to any and all time and other limitations contained in this Agreement. There shall not be any merger of any covenant, representation, warranty or indemnity in such assignments, conveyances, transfers and other documents notwithstanding any rule of law, equity or statute to the contrary and such rules are hereby waived.

9.3	Entire Agreement

The provisions contained in any and all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and the JVA and, in the event of conflict, the provisions of firstly the JVA or this Agreement shall prevail. In the event of a conflict between the terms of this Agreement and the JVA, the terms of the JVA shall govern. No amendments shall be made to this Agreement unless in writing, executed by the Parties. This Agreement supersedes all other agreements, documents, writings and verbal understandings among the Parties relating to the subject matter hereof and expresses the entire agreement of the Parties with respect to the subject matter hereof.

9.4	Subrogation

The assignment and conveyance to be effected by this Agreement is made with full right of substitution and subrogation of Purchaser in and to all covenants, representations, warranties and indemnities previously given or made by others in respect of the Assets or any part or portion thereof.

9.5	Governing Law

This Agreement shall, in all respects, be subject to, interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and applicable laws of Canada and shall, in all respects, be treated as a contract made in the Province of Alberta. The Parties irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Alberta and courts of appeal therefrom in respect of all matters arising out of or in connection with this Agreement.

9.6	Enurement

This Agreement may not be assigned by a Party without the prior written consent of the other Party, which consent may be unreasonably and arbitrarily withheld. This Agreement shall be binding upon and shall enure to the benefit of the Parties and their respective administrators, trustees, receivers, successors and permitted assigns.

9.7	Time of Essence

Time shall be of the essence in this Agreement.

9.8	Notices

The addresses for service and the fax numbers of the Parties shall be as follows:

Vendor -	MB Gas Inc.

PO Box 22392 Bankers Hall

Calgary, Alberta

T2P 4J1

Attention: Land Department

Fax: (403) 274-5366

Purchaser -	Barnabus Energy Inc.
P.O. Box 54035
674 Granville Street
Vancouver, British Columbia
V6C 3P4

Attention: President

Fax: (604) 682-5564

All notices, communications and statements required, permitted or contemplated hereunder shall be in writing, and shall be delivered as follows:

(a)	by personal service on a Party at the address of such Party set out above, in which case the item so served shall be deemed to have been received by that Party when personally served;

(b)	by facsimile transmission to a Party to the fax number of such Party set out above, in which case the item so transmitted shall be deemed to have been received by that Party when transmitted; or

(c)

except in the event of an actual or threatened postal strike or other labour disruption that may affect mail service, by mailing first class registered post, postage prepaid, to a Party at the address of such Party set out above, in which case the item so mailed shall be deemed to have been received by that Party on the third Business Day following the date of mailing.

A Party may from time to time change its address for service or its fax number or both by giving written notice of such change to the other Party.

9.9	Limit of Liability

In no event shall the liability of Vendor to Purchaser in respect of claims of Purchaser arising out of or in connection with this Agreement exceed, in the aggregate, the Purchase Price, taking into account any and all increases or decreases to the Purchase Price that occur by virtue of the terms of this Agreement.

9.10	Invalidity of Provisions

In case any of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

9.11	Waiver

No failure on the part of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any right or remedy in law or in equity or by statute or otherwise conferred. No waiver of any provision of this Agreement, including without limitation, this section, shall be effective otherwise than by an instrument in writing dated subsequent to the date hereof, executed by a duly authorized representative of the Party making such waiver.

9.12	Amendment

This Agreement shall not be varied in its terms or amended by oral agreement or by representations or otherwise other than by an instrument in writing dated subsequent to the date hereof, executed by a duly authorized representative of each Party.

9.13	Agreement not Severable

This Agreement extends to the whole of the Assets and is not severable without Purchaser's express written consent or as otherwise herein provided.

9.14	Confidentiality and Public Announcements

Until Closing has occurred, each Party shall keep confidential all information obtained from the other Party in connection with the Assets and shall not release any information concerning this Agreement and the transactions herein provided for, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

To the satisfactory completion of the closing of this Agreement at the Closing Time, each Party shall be entitled to release the following statement only concerning this Agreement:

“Effective May 1, 2005, MB Gas Inc. of Calgary Alberta entered into an agreement with Barnabus Energy Inc. wherein Barnabus Energy Inc. has acquired an entitlement to purchase by December 31, 2005 oil and gas property interests from MB Gas Inc. that are located in the Manyberries Area of the Province of Alberta. These properties include interests in 12,672 acres of land (3,222 net acres) and in 8 wells (1.53 net wells) with equivalent participating interests in associated oilfield equipment and facilities. Whenever Barnabus Energy Inc. chooses to take title to these properties, MB Gas Inc. will retain participation interests in all properties and shall remain operator under contract with Barnabus for their joint exploitation of the oil and gas reserves potential.”

Nothing contained herein shall prevent a Party at any time from furnishing information (i) to any governmental agency or regulatory authority or to the public if required by applicable law, provided that the Parties shall advise each other in advance of any public statement which they propose to make and the Parties shall consult and seek comments from each other on any press release or other public disclosure with a view to joint or mutually agreeable disclosure, acting reasonably, where practicable or required by law, (ii) in connection with obtaining consents or complying with preferential, pre-emptive or first purchase rights contained in Title Documents and any other agreements and documents to which the Assets are subject, or (iii) to procure the consent of Vendor's lenders.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the day and year first above written.

MB GAS INC.	BARNABUS ENERGY INC.
Per : /s/ Gerald Mrakava Gerald Mrakava, President	Per: /s/ Kerry Nagy

THIS IS SCHEDULE "A" ATTACHED TO AND FORMING PART OF AN AGREEMENT OF PURCHASE AND SALE MADE AS OF THE 17th DAY OF JUNE 2005 BETWEEN MB GAS INC. AND BARNABUS ENERGY INC.

Attached Property Report

Comprising 10 Pages

90% of the Following Regarding Innova Descriptions:

JUN-30-2005	Page 1
10:18:04	User: SHERRY

INNOVA EXPLORATION LTD.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES

All Active – Active Splits

Types	Dates	Rental INFO			WORKING INTERESTS		LANDS/RIGHTS/WELLS
M0051					Split: A Status: ACTIVE Operator: REGENT Extension: INTERMAY-31-2008	Int. YVL Prod.: DEV ADMIN ROFRN	TWP 3-RGE 5-W4M 34 P 100/13-34-003-05-W400(GAS)
Lse: LIC	Lease:MAY-31-2001	Gross$: 5,376.00
Fl/Cr.: CR	Effect: MAY-31-2001	Net$: 1,344.01			PARTNERS >WI<
	Expiry: MAY-31-2003	Date: MAY-31			INNOVA 25.0000000
	Acquire: OCT-28-2002	Freq: ANNUAL			FRASEROIL 25.0000000
	Termin:	Payor REGENT	Catg:		OUTLOOK 30.0000000
	Min.Int: 100.0000000%	Cr. No.: 5301050130	Acq.: FARM-IN		REGENT 20.0000000
LESSOR			Rental%	Rental$	100.000000
AE			100.0000000	5,378.00

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR	CSS	AE	100.0000000	ALL	100.0000000	ON 100.0000% PRODUCTION; NONCONV.
Total: (H)	1,536.000/	384.000	Expose: 0.000
: (A)	3,840.000/	960.000	0.000	RELATED AGMT	Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	266.000/	84.000	UnDevel: 1,280.000/	320.000	C4024	FO PART OP	SEP-03-2002	REGENT, PALISADE, INNOVA, FRASER, PROWLER
: (A)	640.000/	160.000	3,200,000/	800.000	C4077	JOA	JUN-20-2001	REGENT, PALISADE
Prod.: (H)	256.000/	64.000	NonProd: 1,280,000/	320.000
: (A)	640.000/	160.00	: 3,200,000/	800.000	ACREAGES Gross/ Net	Gross/ Net
Total: (H) 256.000/ 64.000	Expose: 0.000/
: (A) 640.000/ 160.000	: 0.000/
Devel: (H) 266.000/ 84.000	UnDevel: 0.000/ 0.000
: (A) 640.000/ 180.000	: 0.000/ 0.000
Prod: (H) 256.000/ 64.000	NonProd: 0.000/ 0.000
: (A) 840.000/ 100.000	: 0.000/ 0.000

Split B Status: ACTIVE Operator: REGENT Extension: INTERMAY-31-2008	Int. WI Prod: UND AMIN ROFRN	TWP 3-RGE 5-WIM 15, 16, 27, 28 NP TWP 3-RGE 5-WIM 33 NP 100/16-33-003-05-WARD (D&A)
PARTNERS >WI<
INNOVA 25.0000000
FRASEROIL 25.0000000
OUTLOOK 30.0000000
REGENT 20.0000000
100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To%	Paid-By	Paid-By-%	TIK	Royalty Description
LOR	CSS	AE	100.000000	ALL	100.0000000		ON 100.0000% PRODUCTION;NONCONV.

RELATED AGMT	Agreement Type	Agmt-Date	Related Contract Description
C4024	FO PART OP	SEP-03-2002	REGENT, PALISADE, INNOVA, FRASER, PROWLER
C4077	JOA	JUN-20-2001	REGENT, PALLISADE
C4076	CONVEYANCE	SEP-30-2003	REGENT, FRASER, NNOVA AND OUTLOOK (SEC 16-3-5-W4M)

ACREAGES Gross/ Net	Gross/ Net
Total: (H) 1,280.000/ 320.000	Expose: 0.000
: (A) 3,200.000/ 800.000	: 0.000
Devel: (H) 0.000/ 0.000	UnDevel: 1,283,000/ 320.000
: (A) 0.000/ 0.000	: 3,200.000/ 800.000
Prod: (H) 0.000/ 0.000	NonProd: 1.280.000/ 320.000
: (A) 0.000/ 0.000	: 3.200.000/ 800.000

JUN-30-2005	Page 2
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INNOVA EXPLORATION LTD.

PROPERTY REPORT

Prov.: AB Area: MANNYBERRIES

All Active – Active Splits

Types	Dates	Rental INFO			WORKING INTERESTS		LANDS/RIGHTS/WELLS
M0059					Split: A Status: ACTIVE Operator: REGENT Extension:	Int. WI Prod.: DEV ADMIN ROFRN	TWP 3-RGE 5-W4M 10 NP ALL PNG 100/09-10-003-05-W4/00(SIG)
Lse: PNG	Lease: DEC-12-2002	Gross$: 898.00
Fl/Cr. CR	Effect: DEC-12-2002	Net$: 224.00			PARTNERS >WI<
	Expiry: DEC-12-2007	Date: DEC-12			INNOVA 25.0000000
	Acquire: DEC-12-2002	Freq: ANNUAL			FRASEROIL 25.0000000
	Termin:	Payor REGENT	Calg:		OUTLOOK 30.0000000
	Min.Int: 100.0000000%	Cr. No.: 0402120002	Acq.: Crown Sale		REGENT 20.0000000
LESSOR			Rental%	Rental$	100.000000
AE			100.0000000	895.00

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.
Total: (H)	256.000/	64.000	Expose: 0.000
: (A)	640.000/	160.000	0.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	0.000/	0.000	UnDevlel: 258.000/	64.000	C4040		JOA	FEB-25-2003	INNOVA ENERGY LTD., FRASER OIL &GAS LTD., REGENT RESOURCES LTD., PALISADE RESOURCES LTD., PROWLER ENERGY CORPORATION
: (A)	0.000/	0.000	: 648,000/	160.000
Prod.: (H)	0.000/	0.000	NonProd: 258.000/	64.000
: (A)	0.000/	0.000	: 640.000/	160.000

M0084					Split: A Status: ACTIVE Operator: REGENT Extension:	Int. WI Prod: NP AMN ROFRN	TWP 3-RGE 5-W4M 2,14 NP ALL PNG
Lse.: PNG	Lease: JUN-26-2003	Gross$: 2,688.00
Fl/Cr.: CR	Effect: JUN-26-2003	Net$: 672.00			PARTNERS >WI<
	Expiry: JUN-28-2003	Date: JUN-26			INNOVEX 25.0000000
	Acquire: JUN-26-2003	Freq: ANNUAL			FRASEROIL 25.0000000
	Termin:	Payor INNOVA	Catg:		OUTLOOK 30.0000000
	Min.Int: 100.0000000%	Cr. No.: 0403060379	Acq.: CROWN SALE		REGENT 20.0000000
LESSOR			Rental%	Rental$	100.000000
AE			100.0000000	2,688.00

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.
Total: (H)	768.000/	192.000	Expose: 0.000
: (A)	1,920.000/	480.000	0.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	0.000/	0.000	UnDevlel: 768.000/	192.000	C4061		JOA	JUL-21-2003	INNOVA ENERGY LTD., FRASER OIL &GAS LTD., REGENT RESOURCES LTD., OUTLOOK ENERGY
: (A)	0.000/	0.000	: 1,920.000/	480.000
Prod.: (H)	0.000/	0.000	NonProd: 768.000/	192.000
: (A)	0.000/	0.000	: 1920.000/	480.000

ACREAGES Gross/ Net	Gross/ Net
Total: (H) 512.000/ 128.000	Expose: 0.000
: (A) 1,280.000/ 230.000	: 0.000
Devel: (H) 0.000/ 0.000	UnDevel: 512,000/ 128.000
: (A) 0.000/ 0.000	: 1,280.000/ 320.000
Prod: (H) 0.000/ 0.000	NonProd: 512.000/ 128.000
: (A) 0.000/ 0.000	: 1,289.000/ 320.000

JUN-30-2005	Page 3
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INNOVA EXPLORATION LTD.

PROPERTY REPORT

Prov.: AB Area: Manyberries

All Active – Active Splits

Types	Dates	Rental INFO	WORKING INTERESTS		LANDS/RIGHTS/WELLS
M0084 cont..			Split: B Status: ACTIVE Operator: REGENT Extension:	Int. WI Prod.: NP AMN ROFRN	TWP 3-RGE 5-W4M 11 NP ALL PNG excluding ALL PNG from TOP to BOW ISLAND to BASE of BOW ISLAND

(C4061 Split B) PARTNERS >WI<
INNOVAEX 25.0000000
FRASEROIL 25.0000000
OUTLOOK 30.0000000
REGENT 20.0000000
100.000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LOR	CSS	AE	100.0000000	REGENT	100.0000000		ON 100.0000% PRODUCTION;

RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
C4081		JOA	JUL-21-2003

ACREAGES Gross/ Net			Gross/ Net
Total: (H) 265.000/ 64.000			Expose: 0.000/
: (A) 840.000/ 160.000			: 0.000/
Devel: (H) 0.000/ 0.000			UnDevel: 256.000/ 64.000
: (A) 0.000/ 0.000			: 640.000/ 160.000
Prod: (H) 0.000/ 0.000			NonProd: 258.000/ 84.000
: (A) 0.000/ 0.000			: 640.000/ 168.000

Split: C Status: ACTIVE Operator: REGENT Extension:	Int. PEN Prod.: NP AMI ROFRN	TWP 3-RGE 5-W4M 11 NP ALL PNG from TOP of BOW ISLAND to BASE of BOW ISLAND 10011-11-003-05-W4/00

(C4061 (C4061 Split C) Split C) BPEN- APEN- BEFORE PIO AFTER PIO OF 300% PEN OF 300% PEN PARTNERS >ON 11-11< ON 11-11
INNOVAEX 0.0000000 25.0000000
REGENT 70.0000000 20.0000000
OUTLOOK 30.0000000 30.0000000
FRASEROIL 0.0000000 25.0000000
100.000000 100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION;

RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
C4061		JOA	JUL-21-2003

ACREAGES Gross/ Net			Gross/ Net
Total: (H) 0.000/ 0.000			Expose: 0.000/
: (A) 0.000/ 0.000			: 0.000/
Devel: (H) 0.000/ 0.000			UnDevel: 0.000/ 0.000

JUN-30-2005	Page 4
10:16:05	User: SHERRY

INNOVA EXPLORATION LTD.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES

All Active – Active Splits

Types	Dates	Rental INFO	WORKING INTERESTS	LANDS/RIGHTS/WELLS
M0084 cont.. Split: C cont...
(A) 0.000/ 0.000 0.000/ 0.000 Prod: (H) 0.000/ 0.000 NonProd: 0.000/ 0.000 : (A) 0.000/ 0.000 0.000/ 0.000

M0093					Split: A Status: ACTIVE Operator: INNOVA Extension:	Int.: WI Prod: UND AMN ROFRN	TWP 2-RGE 5-WAM 36 NP ALL PNG
Lse: PNG	Lease: NOV-13-2003	Gross$: 896.00
Fl/Cr.: CR	Effect: NOV-13-2003	Net$: 224.00			PARTNERS >WI<
	Expiry: NOV-13-2003	Date: NOV-13			INNOVA 25.0000000
	Acquire:	Freq: ANNUAL			OUTLOOK 30.0000000
	Termin:	Payor REGENT	Catg:		FRASEROIL 25.0000000
	Min.Int: 100.0000000%	Cr. No.: 0493110013	Acq.:		REGENT 20.0000000
LESSOR			Rental%	Rental$	100.000000
AE			100.0000000	898.00

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.
Total: (H)	256.000/	64.000	Expose: 0.000
: (A)	640.000/	160.000	0.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	0.000/	0.000	UnDevlel: 256.000/	64.000	C4078		JOA	FEB-10-2004	FRASER, INNOVA, OUTLOOK, REGENT
: (A)	0.000/	0.000	: 640,000/	160.000
Prod.: (H)	0.000/	0.000	NonProd: 256.000/	64.000
: (A)	0.000/	0.000	: 640.000/	160.000

M0094					Split: A Status: ACTIVE Operator: INNOVA Extension:	Int: WI Prod: UND AMN ROFRN	TWP 3-RGE 5-WAM 1 NP ALL PNG
Lse: PNG	Lease: NOV-13-2003	Gross$: 896.00
Fl/Cr: CR	Effect: NOV-13-2003	Net$: 224.00			PARTNERS >WI<
	Expiry: NOV-13-2003	Date: NOV-13			INNOVA 25.0000000
	Acquire:	Freq: ANNUAL			OUTLOOK 30.0000000
	Termin:	Payor REGENT	Catg:		FRASEROIL 25.0000000
	Min.Int: 100.0000000%	Cr. No.: 0403110014	Acq.:		REGENT 20.0000000
LESSOR			Rental%	Rental$	100.000000
AE			100.0000000	898.00

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.
Total: (H)	256.000/	64.000	Expose: 0.000
: (A)	640.000/	180.000	0.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	0.000/	0.000	UnDevlel: 256.000/	64.000	C4078		JOA	FEB-10-2004	FRASER, INNOVA, OUTLOOK REGENT
: (A)	0.000/	0.000	: 640.000/	160.000
Prod.: (H)	0.000/	0.000	NonProd: 256.000/	64.000
: (A)	0.000/	0.000	: 640.000/	160.000

ACREAGES (Gross/Net):	TOTAL AREA	DEVELOPED	UNDEVELOPED	PRODUCING	NON-PRODUCING
(H)	3,072.000/ 768.000	256.000/ 64.000	2,816.000/ 704.000	256.000/ 84.000	2,816.000/ 704.000
(A)	7,680.000/ 1,920.000	640.000/ 180.000	7,040.000/ 1,760.000	640.000/ 160.00	7,040.000/ 1,781.0000

JUN-30-2005	Page 5
10:16:05	User: SHERRY

INNOVA EXPLORATION LTD.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES SOUTH

All Active – Active Splits

Types	Dates	Rental INFO			WORKING INTERESTS		LANDS/RIGHTS/WELLS
M0090					Split: A Status: ACTIVE Operator: REGENT Extension: SEC8(1)(H) DEC-15-2003	Int.: WI Prod: DEV AMIN ROFRN	TWP 2-RGE 5-W4M 25 NP PNG from TOP of SURFACE to BASE of BOW ISLAND 100/16-36-002-05-W4/00 (SIG) 102/16-35-002-05-W4/00 (D&C)
Lse: LIC	Lease: NOV-15-20001	Gross$: 4,480.00
Fl/Cr: CR	Effect: NOV-15-20001	Net$: 1,568.00			PARTNERS >WI<
	Expiry: NOV-15-20001	Date: NOV-15			INNOVA 35.0000000
	Acquire:	Freq: ANNUAL			REGENT 50.0000000
	Termin:	Payor ENCANA	Catg:		FRASEROIL 15.0000000
	Min.Int: 100.0000000%	Cr. No.: 5301110063	Acq.:		100.000000
LESSOR			Rental%	Rental$
AE			100.0000000	4,480.00

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR GOR	CSS	AE ENCANA	100.0000000 100.0000000	ALL ALL	100.0000000 100.0000000		ON 100.0000% PRODUCTION; NONCONV. S/S:1/29.8365 (5.0000-12.5000%) OIL: 12.6000% GAS: ON 100.0000% PRODUCTION: NONCONV
Total: (H)	1,280.000/	448.000	Expose: 0.000
: (A)	3,200.000/	1,120.000	0.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	256.000/	89.600	UnDevlel: 1,024.000/	358.000	C4084		PART & JOA	OCT-01-03	REGENT RESOURCES LTD., INNOVA ENERGY LTD. AND FRASER OIL & GAS LTD.
: (A)	640.000/	224.000	: 2,580,000/	898.000
Prod.: (H)	0.000/	0.000	NonProd: 1,280.000/	448.000
: (A)	0.000/	0.000	: 3,200.000/	1,120.000

ACREAGES Gross/ Net	Gross/ Net
Total: (H) 265.000/ 89.600	Expose: 0.000/
: (A) 840.000/ 224.000	: 0.000/
Devel: (H) 268.000/ 89.600	UnDevel: 0.000/ 0.000
: (A) 840.000/ 224.000	: 0.000/ , 0.000
Prod: (H) 0.000/ 0.000	NonProd: 256.000/ 89.600
: (A) 0.000/ 0.000	: 640.000/ 224.000

Split: B Status: ACTIVE Operator: REGENT Extension: SEC8(1)(H) DEC-15-2003	Int: WI Prod: UND ADMIN ROFRN	TWP 2-RGE 4-W4M 18, 19, 28, 31 NP PNG from TOP of SURFACE to BASE of SAWTOOTH
PARTNERS >WI<
INNOVA 35.0000000
REGENT 50.0000000
FRASEROIL 15.0000000
100.000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION;
GOR		ECANA	100.0000000	ALL	100.0000000		S/S: 1/28,8365 (5.0000 –12.5000%) OIL: 12.5000% GAS: ON 100.0000% PRODUCTION; NONCONV.

RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
C4084		PART & JOA	JOCT-01-2003	REGENT RESOURCES LTD., INNOVA ENERGY LTD. AND FRASER OIL & GAS LTD.

ACREAGES Gross/ Net			Gross/ Net
Total: (H) 1,024.000/ 358.400			Expose: 0.000
: (A) 2,560.000/ 898.000			: 0.000
Devel: (H) 0.000/ 0.000			UnDevel: 1,024.000/ 358.400
: (A) 0.000/ 0.000			: 2,560.000/ 896.000
Pro: (H) 0.000/ 0.000			NonProd: 1,024.000/ 358.400
: (A) 0.000/ 0.000			: 2,560.000/ 896.000

JUN-30-2005	Page 6
10:16:05	User: SHERRY

INNOVA EXPLORATION LTD.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES SOUTH

All Active – Active Splits

Types	Dates	Rental INFO			WORKING INTERESTS		LANDS/RIGHTS/WELLS
M0091					Split: A Status: ACTIVE Operator: REGENT Extension: SEC8(1)(H) NOV-15-2004	Int: WI Prod: DEV AMIN ROFRN	TWP 1-RGE 4-W4M 31;32 NP PNG from TOP of SURFACE to BASE of LIVINGSTONE 100/05-31-002-04-W4/00 (D&A)
Lse: LIC	Lease: NOV-15-20001	Gross$: 1,792.00
Fl/Cr: CR	Effect: NOV-15-20001	Net$: 627.20			PARTNERS >WI<
	Expiry: NOV-16-20003	Date: NOV-15			INNOVA 35.0000000
	Acquire:	Freq: ANNUAL			REGENT 50.0000000
	Termin:	Payor ENCANA	Catg:		FRASEROIL 15.0000000
	Min.Int: 100.0000000%	Cr. No.: 630111004	Acq.:		100.000000
LESSOR			Rental%	Rental$
AE			100.0000000	1,792.00

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR GOR	CSS	AE ENCANA	100.0000000 100.0000000	ALL ALL	100.0000000 100.0000000		ON 100.0000% PRODUCTION; NONCONV. S/S:1/29.8365 (5.0000-12.5000%) OIL: 12.5000% GAS: ON 100.0000% PRODUCTION: NONCONV
Total: (H)	512.000/	179.200	Expose: 0.000
: (A)	1,280.000/	448.000	0.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	0.000/	0.000	UnDevlel: 512.000/	179.200	C4084		PART & JOA	OCT-01-2003	REGENT RESOURCES LTD., INNOVA ENERGY LTD. AND FRASER OIL & GAS LTD.
: (A)	0.000/	0.000	: 1,280.000/	448.000
Prod.: (H)	512.000/	179.200	NonProd: 0.000/	0.000
: (A)	1,280.000/	448.000	: 0.000/	0.000

ACREAGES (Gross/Net):	TOTAL AREA	DEVELOPED	UNDEVELOPED	PRODUCING	NON-PRODUCING
(H)	1,792.000/ 627.200	256.000/ 89.600	1,536.000/ 537.600	512.000/ 179.200	1,280.000/ 446.000
(A)	4,480.000/ 1,568.000	640.000/ 224.000	3,840.000/ 1,344.000	1,280.000/ 448.000	3,200.000/ 1,520.0000

JUN-30-2005	Page 1
11:09:17	User: MBNA

SURGE PETROLEUM INC.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES

All Active – Active Splits

Types	Dates	Rental INFO			WORKING INTERESTS		LANDS/RIGHTS/WELLS
M-0107					Split:A Status: ACTIVE Operator: PRIMOSE Extension: HBP	Int: WI Prod: P AMI ROFRN	TWP 3-RGE 5-W4M 29 ALL PNG to BASE of SAWTOOTH 100/13-20-003-05-W4/00 (SIG)
Lse: PNG	Lease: SEP-21-1974	Gross$: 895.80
Fl/Cr:CR	Effect: SEP-21-1974	Net$: 102.40			PARTNERS >WI<
	Expiry: SEP-20-1979	Date: SEP-21			*SURGE 11.4286000
	Acquire:	Freq: ANNUAL			*HAMPTON 11.4286000
	Termin:	Payor PRIMROSE	Catg:		MEOTA 14.2857000
	Min.Int: 100.0000000%	Cr. No.: 37674	Acq.:		PANCAN 28.5714000
LESSOR			Rental%	Rental$	PRIMROSE 34.2857000
Alberta Department of Resource			100.0000000	895.00	100.00000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR	CSS	ADRD	100.0000000	ALL	100.0000000
Total: (H)	256.000/	29.257	Expose: 256.000
: (A)	640.000/	73.143	540.000	RELATED AGMT	Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	256.000/	29.257	UnDevlel: 0.000/	0.000	AC-029	PURCHASE	JAN-10-1996	TILSTON TO PEREGRINE
: (A)	640.000/	73.143	: 0.000/	0.000	C-0118	FARMOUT	SEP-28-1973
Prod.: (H)	258.000/	28.257	NonProd: 0.000/	0.000
: (A)	640.000/	73.143	: 0.000/	0.000

M-0202					Split: A Status: ACTIVE Operator: SURGE Extension:	Int: WI Prod:NP AMIN ROFRN	TWP 3-RGE 5-W4M 29 NP ALL PNG from TOP of SURFACE to BASE of SAWTOOTH
Lse: PNG	Lease: JUL-24-2003	Gross$: 895.00
Fl/Cr: CR	Effect: JUL-24-2003	Net$: 358.40			(C-0127 (C-0127 (C-0127
	Expiry: JUL-24-2003	Date: JUL-26			Split A) Split A) Split A)
	Acquire: JUL-23-2003	Freq: ANNUAL			CURRENT
	Termin:	Payor SURGE	Catg:		AFTER PRE-FARMO DRILL &
	Min.Int: 100.0000000%	Cr. No.: 0403070372	Acq.: CROWN SALE		PARTNERS >EARNED INT< UT INT TEST COSTS
LESSOR			Rental%	Rental$	SURGE 40.0000000 100.0000000 20.0000000
ALBERTA ENERGY			100.0000000	898.00	MB GAS 60.0000000 0.0000000 80.0000000
100.0000000 100.0000000 100.000000

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	CSS		AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.
Total: (H)	256.000/	102.400	Expose: 256.000
: (A)	640.000/	258.000	640.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	256.000/	102.000	UnDevlel: 0.000/	0.000	C-0127		FI & PART	JAN-27-2004	SURGE PETROLEUM, MB GAS INC.
: (A)	640.000/	256.000	: 0,000/	0.000
Prod.: (H)	0.000/	0.000	NonProd: 256.000/	102.400
: (A)	0.000/	0.000	: 640.000/	256.000

ACREAGES Gross/ Net	Gross/ Net
Total: (H) 258.000/ 102.400	Expose: 256.000
: (A) 840.000/ 256.000	: 640.000
Devel: (H) 256.000/ 102.4.00	UnDevel: 0.000/ 0.000
: (A) 840.000/ 256.000	: 0.000/ 0.000
Pro: (H) 0.000/ 0.000	NonProd: 256.000/ 102.400
: (A) 0.000/ 0.000	: 640.000/ 256.000

Split: B Status: ACTIVE Operator: SURGE Extension:	Int: WI Prod: NP AMI ROFRN	TWP 3-RGE 5-W4M 29 NP ALL PNG from BASE of SAWTOOTH to BASE of BASEMENT
PARTNERS >WI<
SURGE 100.0000000
100.0000000

JUN-30-2005	Page 2
11:09:17	User: MBNA

SURGE PETROLEUM INC.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES

All Active – Active Splits

Types	Dates	Rental INFO	WORKING INTERESTS						LANDS/RIGHTS/WELLS
M-0202 cont... Split: B cont...
			ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
			LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

			ACREAGES Gross/ Net			Gross/ Net
			Total: (H) 0.000/ 0.000			Expose: 0.000/
			: (A) 0.000/ 0.000			: 0.000/
			Devel: (H) 0.000/ 0.000			UnDevel: 0.000/ 0.000
			: (A) 0.000/ 0.000			: 0.000/ 0.000
			Prod: (H) 0.000/ 0.000			NonProd: 0.000/ 0.000
			: (A) 0.000/ 0.000			: 0.000/ 0.000

M-0204					Split: A Status: ACTIVE Operator: SURGE Extension:	Int: WI Prod: NP AMIN ROFRN	TWP 3-RGE 5-W4M 30 NP ALL PNG from TOP of SURFACE to BASE of SAWTOOTH 100/07-30-003-05W4/00 (LOC)
Lse: PNG	Lease: JUL-24-2003	Gross$: 895.00
Fl/Cr: CR	Effect: JUL-24-2003	Net$: 358.40			(C-0127 (C-0127 (C-0127
	Expiry: JUL-24-2003	Date: JUL-24			Split A) Split A) Split A)
	Acquire: JUL-23-2003	Freq: ANNUAL			CURRENT
	Termin:	Payor SURGE	Catg:		AFTER PRE-FARMO DRILL &
	Min.Int: 100.0000000%	Cr. No.: 0403070373	Acq.: CROWN SALE		PARTNERS >EARNED INT< UT INT TEST COSTS
LESSOR			Rental%	Rental$	SURGE 40.0000000 100.0000000 20.0000000
ALBERTA ENERGY			100.0000000	896.00	MB GAS 60.0000000 0.0000000 80.0000000
100.0000000 100.0000000 100.000000

					ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
ACREAGES	Gross/	Net	Gross/	Net	LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Realty
Total: (H)	256.000/	102.400	Expose: 256.000
: (A)	640.000/	258.000	640.000		RELATED AGMT		Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	256.000/	102.400	UnDevlel: 0.000/	0.000	C-0127		FI & PART	JAN-27-2004	SURGE PETROLEUM, MB GAS INC.
: (A)	640.000/	256.000	: 0,000/	0.000
Prod.: (H)	0.000/	0.000	NonProd: 256.000/	102.400
: (A)	0.000/	0.000	: 640.000/	256.000

ACREAGES Gross/ Net	Gross/ Net
Total: (H) 258.000/ 102.400	Expose: 256.000
: (A) 640.000/ 256.000	: 640.000
Devel: (H) 256.000/ 102.400	UnDevel: 0.000/ 0.000
: (A) 640.000/ 256.000	: 0.000/ 0.000
Pro: (H) 0.000/ 0.000	NonProd: 256.000/ 102.400
: (A) 0.000/ 0.000	: 640.000/ 256.000

Split: B Status: ACTIVE Operator: SURGE Extension:	Int: WI Prod: NP AMI ROFRN	TWP 3-RGE 5-W4M 30 NP ALL PNG from Base of SAWTOOTH to BASE of BASEMENT
PARTNERS >WI<
SURGE 100.0000000
100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LOR	CSS	AE	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

JUN-30-2005	Page 3
11:09:17	User: MBNA

SURGE PETROLEUM INC.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES

All Active - Active Splits

Types	Dates	Rental INFO	WORKING INTERESTS	LANDS/RIGHTS/WELLS
M-0204 cont... Split: B cont...
			ACREAGES Gross/ Net	Gross/ Net
			Total: (H) 0.000/ 0.000	Expose: 0.000/
			: (A) 0.000/ 0.000	: 0.000/
			Devel: (H) 0.000/ 0.000	UnDevel: 0.000/ 0.000
			: (A) 0.000/ 0.000	: 0.000/ 0.000
			Prod: (H) 0.000/ 0.000	NonProd: 0.000/ 0.000
			: (A) 0.000/ 0.000	: 0.000/ 0.000

M-0045					Split: A Status: ACTIVE Operator: SURGE Extension:	Int: WI Prod: NP AMI ROFRN	TWP 3-RGE 5-W4M SE 30 P 100/07-30-003-05-W4/00 (LOC)
Lse: SL	Lease: MAR-03-2004	Gross$: 360.00
Fl/Cr: CR	Effect: MAR-03-2004	Net$: 144.00			(C-0127
	Expiry: MAR-03-2029	Date: MAR-03			Split A)
	Acquire: MAR-03-2004	Freq: ANNUAL			CURRENT
	Termin:	Payor SURGE	Catg:		AFTER
	Min.Int: 100.0000000%	Cr. No.: MSL 040459	Acq.:		PARTNERS >EARNED INT<
LESSOR			Rental%	Rental$	SURGE 40.0000000
Alberta Environment			100.0000000	380.00	MB GAS 60.0000000
100.0000000

ACREAGES	Gross/	Net	Gross/	Net
Total: (H)	0.945/	0.378	Expose: 0.000
: (A)	2.363/	0.946	0.000		RELATED AGMT	Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	0.000/	0.000	UnDevlel: 0.945/	0.378	C-0127	FI & PART	JAN-27-2004
: (A)	0.000/	0.000	: 2.963/	0.845
Prod.: (H)	0.000/	0.000	NonProd: 0.945/	0.378
: (A)	0.000/	0.000	: 2.363/	0.845

M-0046					Split A Status: ACTIVE Operator: SURGE Extension:	Int: WI Prod: P AMI ROFR	TWP 3-RGE 5-W4M SE 30 P 100/07-30-003-05-W4/00 (LOC)
Lse: SL	Lease: MAR-03-2004	Gross$: 50.00
Fl/Cr: CR	Effect: MAR-03-2004	Net$: 20.00			(C-0127
	Expiry: MAR-03-2029	Date: MAR-03			Split A)
	Acquire: MAR-03-2004	Freq: ANNUAL			CURRENT
	Termin:	Payor SURGE	Catg:		AFTER
	Min.Int: 100.0000000%	Cr. No.: LOC 040304	Acq.:		PARTNERS >EARNED INT<
LESSOR			Rental%	Rental$	SURGE 40.0000000
Alberta Environment			100.0000000	50.00	MB GAS 60.0000000
100.0000000

ACREAGES	Gross/	Net	Gross/	Net
Total: (H)	0.065/	0.025	Expose: 0.000
: (A)	0.163/	0.085	0.000		RELATED AGMT	Agreement-Type	Agmt-Date	Related Contract Description
Devel: (H)	0.000/	0.000	UnDevlel: 0.065/	0.026	C-0127	FI & PART	JAN-27-2004
: (A)	0.000/	0.000	: 0.163/	0.065
Prod.: (H)	0.000/	0.000	NonProd: 0.055/	0.026
: (A)	0.000/	0.000	: 0.163/	0.086

JUN-30-2005	Page 4
11:09:18	User: MBNA

SURGE PETROLEUM INC.

PROPERTY REPORT

Prov.: AB Area: MANYBERRIES

All Active – Active Splits

Types	Dates	Rental INFO	WORKING INTERESTS	LANDS/RIGHTS/WELLS
ACREAGES (Gross/Net):	TOTAL AREA	DEVELOPED	UNDEVELOPED	PRODUCING	NON-PRODUCING
(H)	769.010/ 234.461	768.000/ 234.057	1.010/ 0.404	256.000/ 28.257	513.010/ 205.204
(A)	1,922.528/ 588.153	1,920.000/ 685.143	2.526/ 1.010	540.000/ 73.143	1,282.526/ 513.010

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THIS IS SCHEDULE "B" ATTACHED TO AND FORMING PART OF AN AGREEMENT OF PURCHASE AND SALE MADE AS OF THE 17th DAY OF JUNE 2005 BETWEEN MB GAS INC. AND BARNABUS ENERGY INC.

THIRD PARTY AFE’s

None active

Assets comprise 90% of the Vendor’s interests in and to these Assets:

Facilities

16-32 Main battery – sour separator with meter run & electronic data capture & transmit ion equipment – sweetening tower – two 100 bbi storage tanks (11.43%wi)

Pipeline 08-04-4-5w4 to 09-16-4-5w4 approval #39480(2) (25%wi)

Pipeline 13-34-3-5w4 to 08-04-4-5w4 approval #39480(1) (25% wi)

Pipeline 16-32-3-5w4 to 08-04-4-5w4 approval #41988(1) (11.43% wi)

Pipeline 13-20-3-5w4 to 16-32-3-5w4 approval #42102(1) (11.43% wi)

Production Contracts

Nil.

Take or Pay Obligations

Nil.

Assets comprise 90% of the Vendor’s interests in and to these Assets:

Wells

09-10-3-5w4m
13-20-3-5w4m
13-34-3-5w4m

16-33-3-5w4m

11-11-3-5w4m

7-30-3-5w4m

5-31-2-4w4m

16-35-2-5w4m

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THIS IS SCHEDULE "C" ATTACHED TO AND FORMING PART OF AN AGREEMENT OF PURCHASE AND SALE MADE AS OF THE 17th DAY OF JUNE, 2005 BETWEEN MB GAS INC. AND BARNABUS ENERGY INC.

PETROLEUM, NATURAL GAS AND GENERAL RIGHTS CONVEYANCE

THIS AGREEMENT made as of the 1st day of May, 2005.

BETWEEN:

MB GAS INC. a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Vendor")

- and -

BARNABUS ENERGY INC. a body corporate, having an office in the City of Vancouver, in the Province of British Columbia (hereinafter referred to as "Purchaser")

WHEREAS:

(A)

Vendor and Purchaser entered into that Agreement of Purchase and Sale made as of the 17th day of June, 2005 (the "Sale Agreement") with respect to the "Assets" (which term, when used in this Agreement, has the same meaning as in the Sale Agreement);

(B)

All of the conditions precedent to the obligations of the parties hereto to close the transactions contemplated by the Sale Agreement have either been fulfilled or waived in the manner provided for waiver in the Sale Agreement;

NOW THEREFORE in consideration of the premises hereto and the covenants and agreements hereinafter set forth and contained, the parties hereto covenant and agree as follows:

1.

Vendor hereby sells, assigns, transfers, conveys and sets over to Purchaser, and Purchaser hereby purchases from Vendor, all of the right, title, estate and interest of Vendor (whether absolute or contingent, legal or beneficial) in and to the Assets, TO HAVE AND TO HOLD the same, together with all benefit and advantage to be derived therefrom, absolutely, subject to the terms of the Sale Agreement.

2.

The covenants, representations, warranties and indemnities contained in the Sale Agreement are incorporated herein as fully and effectively as if they were set out herein and there shall not be any merger of any covenant, representation, warranty or indemnity contained in the Sale Agreement by virtue of the execution and delivery hereof, any rule of law, equity or statute to the contrary notwithstanding.

3.

If any term or provision hereof should conflict with any term or provision of the Sale Agreement, the term and provision of the latter shall prevail and this Agreement shall at all times be read subject to all terms and conditions of the Sale Agreement.

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4.

The assignment and conveyance effected by this Agreement is made with full right of substitution of Purchaser in and to all covenants, representations, warranties and indemnities by others heretofore given or made in respect of the Assets or any part thereof.

5.

This Agreement shall, in all respects, be subject to, interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and applicable laws of Canada and shall, in all respects, be treated as a contract made in the Province of Alberta. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Alberta and courts of appeal therefrom in respect of all matters arising out of or in connection with this Agreement.

6.	This Agreement shall be binding upon and shall enure to the benefit of each of the parties hereto and their respective administrators, trustees, receivers, successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

MB GAS INC.	BARNABUS ENERGY INC.
Per : ___________________________ Gerald Mrakava, President	Per:

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THIS IS SCHEDULE "D" ATTACHED TO AND FORMING PART OF AN AGREEMENT OF PURCHASE AND SALE MADE AS OF THE 17th DAY OF JUNE, 2005 BETWEEN MB GAS INC. AND BARNABUS ENERGY INC.

OFFICER'S CERTIFICATE OF VENDOR

TO:	BARNABUS ENERGY INC. ("Purchaser")

The undersigned, Gerald Mrakava, being an officer of MB Gas Inc. ("Vendor"), does hereby certify, for and on behalf of Vendor and not in his/her personal capacity, as follows:

1.	The undersigned is personally familiar, in his/her capacity as an officer of Vendor, with the matters hereinafter mentioned.

2.	This certificate is made pursuant to an Agreement of Purchase and Sale made as of the 17th day of June, 2005 between Vendor and Purchaser (the "Sale Agreement").

3.	The definitions contained in the Sale Agreement are herein adopted and wherever used shall have the meanings ascribed to them in the Sale Agreement.

4.	The representations and warranties of Vendor contained in the Sale Agreement were true in all material respects when made and are true in all material respects as of the date hereof.

5.	All obligations of Vendor contained in the Sale Agreement to be performed prior to or at Closing have been timely performed in all material respects.

DATED at Calgary, Alberta, as of the ___ day of ______________, 2005.

GERALD MRAKAVA President

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OFFICER'S CERTIFICATE OF PURCHASER

TO:	MB GAS INC. ("Vendor")

The undersigned, Kerry Nagy, being an officer of Barnabus Energy Inc.. ("Purchaser"), does hereby certify, for and on behalf of Purchaser and not in his/her personal capacity, as follows:

1.	The undersigned is personally familiar, in his/her capacity as an officer of Purchaser, with the matters hereinafter mentioned.

2.	This certificate is made pursuant to an Agreement of Purchase and Sale made as of the 17th day of June 2005 between Vendor and Purchaser (the "Sale Agreement").

3.	The definitions contained in the Sale Agreement are herein adopted and wherever used shall have the meanings ascribed to them in the Sale Agreement.

4.	The representations and warranties of Purchaser contained in the Sale Agreement were true in all material respects when made and are true in all material respects as of the date hereof.

5.	All obligations of Purchaser contained in the Sale Agreement to be performed prior to or at Closing have been timely performed in all material respects.

DATED at Calgary, Alberta, as of the 4th day of August 2005.

Barnabus Energy Inc. Per:/s/ Kerry Nagy Kerry Nagy